Exhibit 99.01

Immersion Corporation Announces Internal Investigation

SAN JOSE, Calif.--(BUSINESS WIRE)--July 1, 2009--Immersion Corporation (NASDAQ:IMMR) announced that the Audit Committee of the Board of Directors of Immersion Corporation (“Immersion”) is conducting an internal investigation into certain previous revenue transactions in its Medical line of business. The investigation is being conducted with the assistance of outside counsel. The Audit Committee has not yet determined the impact, if any, to Immersion’s historical financial statements. As a result of this investigation, Immersion may discover information that could raise issues with respect to its previously-reported financial information, which could be material. Immersion will not be able to evaluate the full impact of the aforementioned matters until the Audit Committee completes its review and further analysis is completed.

Although Immersion currently intends to be in a position to file its quarterly report on Form 10-Q for the second quarter of fiscal 2009 on time and is diligently pursuing this investigation, it is possible that as a result of the investigation, Immersion would be unable to file its quarterly report and announce financial results in a timely manner.

Forward Looking Statements

This press release contains “forward-looking statements” that involve risks and uncertainties as well as assumptions that if they never materialize or prove incorrect, could cause the results of Immersion Corporation and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements. All statements included in this press release that address activities, events or developments that Immersion expects, believes or anticipates, will or may occur in the future are forward-looking statements. Forward-looking statements can be identified by such forward-looking terminology as “expects,” “intends,” “plans,” “believes,” and words or phrases of similar import. Immersion intends that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to many risks and uncertainties that could cause Immersion’s actual results to differ materially from any future results expressed or implied by the forward-looking statements. These statements include Immersion’s statements regarding the impact of the investigation on its previously reported financial results and its ability to timely announce financial results and make filings with the Securities and Exchange Commission. Because the investigation is still in its relatively early stages, there can be no assurance that management, the Audit Committee will not discover issues and reach conclusions regarding the need for the restatement of historical financial results or that could delay the ability of Immersion to timely prepare financial statements for the current period. All of these statements are subject to risks and uncertainties that may cause the statements to be inaccurate. These risks and uncertainties include, but are not limited to, those resulting from Immersion’s ongoing analysis of Immersion’s accounting method regarding revenue recognition; other accounting adjustments that may result from review of Immersion’s financial statements for the periods in question; Immersion’s ability to timely file any required amended periodic reports reflecting any restated financial statements; the ramifications of Immersion’s potential inability to timely file required reports; potential claims and proceedings relating to such matters, including stockholder litigation and action by the SEC or other governmental agencies; and negative tax or other implications for Immersion resulting from the accounting adjustments; and other factors. Many of these risks and uncertainties are beyond the control of Immersion. The forward-looking statements in this press release reflect Immersion’s beliefs and predictions as of the date of this release. Immersion disclaims any obligation to update these forward-looking statements as a result of financial, business, or any other developments occurring after the date of this release.

Immersion and the Immersion logo are trademarks of Immersion Corporation in the United States and other countries. All other trademarks are the property of their respective owners.

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